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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 2, 1997
                                                            -----------

                               WEEKS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Georgia                      011-13254                 58-1525322
----------------------------      ----------------         --------------------
(State or Other Jurisdiction      (Commission File            (IRS Employer
     of Incorporation)                 Number)              Identification No.)


            4497 Park Drive, Norcross, Georgia                30093
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code:  (770) 923-4076
                                                           --------------

                      This document consists of 10 pages.

                        The Exhibit Index is at page 4.

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ITEM 5.  OTHER EVENTS.

         On May 1, 1997, Weeks Corporation released its financial results for the quarter ended March 31, 1997. A copy of the press release announcing these results is attached as an exhibit to this Current Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

       Exhibit #         Description
       ---------         -----------
          99.1           Press Release of Weeks Corporation dated May 1, 1997



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEEKS CORPORATION
                                       Registrant


Date:  May 2, 1997                     /s/ David P. Stockert
                                       ---------------------------------
                                       David P. Stockert
                                       Senior Vice President and
                                       Chief Financial Officer


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                                 EXHIBIT INDEX

 Exhibit #        Description                                             Page
-----------       -----------                                             ----
   99.1           Press Release of Weeks Corporation dated May 1, 1997


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